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                                                                    EXHIBIT 23.2



Gentlemen:

        We hereby consent to the filing of the form of our federal tax opinion as an exhibit to the Registration Statement and to the reference to us in the Prospectus/Proxy Statement included therein under the headings "THE REORGANIZATION -- Certain Federal Income Tax Consequences" and "LEGAL OPINIONS."



                                                   Respectfully,



                                                   KELLER ROHRBACK, L.L.P.